UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21676
Eaton Vance Tax-Managed Buy-Write Income Fund
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place Street, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
December 31
Date of Fiscal Year End
June 30, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Semiannual Report June 30, 2009

WALL ST

EATON VANCE TAX-MANAGED BUY-WRITE INCOME FUND

S e m i a n n u a l R e p o r t J u n e 3 0 , 2 0 0 9 EATON VANCE TAX-MANAGED BUY-WRITE INCOME FUND

IMPORTANT NOTICES REGARDING DISTRIBUTIONS,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay quarterly cash distributions during January, April, July and October equal to $0.45 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www. sec.gov.

Please refer to the inside back cover of this report for an important notice about the privacy policies adopted by the Eaton Vance organization.

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions
Walter A. Row, CFA
Eaton Vance Management
Co-Portfolio Manager
Thomas Seto
Parametric Portfolio Associates, LLC
Co-Portfolio Manager
•	In some ways, the six-month period ending June 30, 2009, was a healing period for equity markets. After a dismal January and February, stocks rallied sharply as investors became more comfortable with riskier assets, encouraged by the economic “green shoots” and the improvements in many parts of the credit markets — the epicenter of the financial crisis. Many large banks and financial institutions were able to access the capital markets and did so to raise cash and strengthen their balance sheets. In addition, the federal government demonstrated a clear commitment to repair the domestic economy and financial system with a tsunami of government-sponsored programs.

•	After six consecutive quarters of negative returns, stocks generated strong returns in the second quarter of 2009 and extended the rally that began in early March. For the six months overall, the NASDAQ Composite gained 16.36%—reflecting investors’ renewed interest in technology stocks—and the S&P 500 Index increased 3.19%. Elsewhere on the capitalization spectrum, the Russell 2000 Index rose 2.64%, but the Dow Jones Industrial Average declined 2.01%.[1]

•	Meanwhile, growth outperformed value across the market-cap spectrum. This dichotomy came as investors migrated from the traditional value sectors of financials and industrials to the information technology and health care sectors that are more heavily weighted in the growth benchmarks.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
Ronald M. Egalka
Rampart Investment Management
Co-Portfolio Manager
David Stein, Ph.D.
Parametric Portfolio Associates, LLC
Co-Portfolio Manager
•	The Fund is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol “ETB.” At net asset value (NAV), the Fund outperformed the S&P 500 Index, the CBOE S&P 500 BuyWrite Index and its Lipper peer group for the six months ending June 30, 2009. The Fund’s market price traded at a 0.65% premium to NAV as of June 30, 2009.

•	The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing in a diversified portfolio of common stocks that seeks to exceed the total performance of the S&P 500 Index. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing (selling) S&P 500 Index call options on substantially the full value of the holdings of common stocks. During the six months ending June 30, 2009, the Fund continued to provide shareholders with attractive quarterly distributions.
Total Return Performance 12/31/08 – 6/30/092

NYSE Symbol		ETB

At Net Asset Value (NAV)		9.73%
At Market Price		20.32%

S&P 500 Index[1]		3.19%
CBOE S&P 500 BuyWrite Index[1]		7.71%
Lipper Options Arbitrage/Options Strategies Funds Average[1]		6.69%

Premium/(Discount) to NAV (6/30/09)		0.65%
Total Distributions per share		$0.90
Distribution Rate[3]	At NAV	12.90%
	At Market Price	12.82%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	Six-month returns are cumulative.

[3]	The Distribution Rate is based on the Fund’s most recent quarterly distribution per share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s quarterly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2009
INVESTMENT UPDATE
•	The Fund maintained a diversified portfolio, with investments in industries throughout the U.S. economy that tracked the S&P 500 Index. Among the Fund’s common stock holdings, its largest common stock sector allocations, as of June 30, 2009, were information technology, health care, financials, energy and consumer staples. The Fund’s relative performance benefited from stocks held in the financials and information technology sectors. In addition, stock selection in the utilities sector helped performance relative to the S&P 500 Index. The Fund’s exposure to health care stocks detracted from performance as the sector faced uncertainty surrounding the health care reform initiative. Stock selection in materials also limited Fund performance.

•	As of June 30, 2009, the Fund had written call options on approximately 100% of its equity holdings. The Fund seeks current earnings in part from option premiums, which can vary with investors’ expectations of the future volatility (“implied volatility”) of the underlying assets. The first three months of 2009 witnessed very high levels of implied volatility in concert with a significant level of actual volatility in the equity markets. Those high volatility levels moderated somewhat in the second quarter of 2009 in light of the strong market advance, which resulted in reduced option premium levels.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2009
FUND PERFORMANCE

Fund Performance NYSE Symbol	ETB

Average Annual Total Returns (at market price, New York Stock Exchange)
Six Months†	20.32%
One Year	-4.46
Life of Fund (4/29/05)	2.66

Average Annual Total Returns (at net asset value)
Six Months†	9.73%
One Year	-8.60
Life of Fund (4/29/05)	2.50

†	Six-month returns are cumulative.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund Composition
Top 10 Holdings1
By total investments

Exxon Mobil Corp.	4.7%
Microsoft Corp.	2.8
Johnson & Johnson	2.3
Chevron Corp.	2.1
International Business Machines Corp.	2.1
AT&T, Inc.	2.0
Wal-Mart Stores, Inc.	1.8
JPMorgan Chase & Co.	1.8
Procter & Gamble Co.	1.7
Pfizer, Inc.	1.6

[1]	Top 10 Holdings represented 22.9% of the Fund’s total investments as of 6/30/09. The Top 10 Holdings are presented without the offsetting effect of the Fund’s written option positions at 6/30/09. Excludes cash equivalents.
Sector Weightings2
By total investments

[2]	Reflects the Fund’s total investments as of 6/30/09. Sector Weightings are presented without the offsetting effect of the Fund’s written option positions at 6/30/09. Excludes cash equivalents.

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 100.8%

Security	Shares	Value

Aerospace & Defense — 2.3%

Boeing Co. (The)	2,481	$105,443
Honeywell International, Inc.	66,929	2,101,571
Northrop Grumman Corp.	22,634	1,033,921
Rockwell Collins, Inc.	49,939	2,083,954
United Technologies Corp.	48,521	2,521,151

		$7,846,040

Air Freight & Logistics — 1.2%

CH Robinson Worldwide, Inc.	19,160	$999,194
Expeditors International of Washington, Inc.	21,522	717,543
United Parcel Service Inc., Class B	45,237	2,261,398

		$3,978,135

Auto Components — 0.1%

Goodyear Tire & Rubber Co. (The)(1)	33,122	$372,954

		$372,954

Automobiles — 0.2%

Ford Motor Co.(1)	48,330	$293,363
Harley-Davidson, Inc.	14,657	237,590

		$530,953

Beverages — 3.5%

Brown-Forman Corp., Class B	12,723	$546,834
Coca-Cola Co. (The)	111,894	5,369,793
Pepsi Bottling Group, Inc.	43,532	1,473,123
PepsiCo, Inc.	81,530	4,480,889

		$11,870,639

Biotechnology — 1.9%

Amgen, Inc.(1)	56,704	$3,001,910
Celgene Corp.(1)	42,437	2,030,186
Cephalon, Inc.(1)	2,316	131,201
Gilead Sciences, Inc.(1)	26,294	1,231,611

		$6,394,908

Capital Markets — 2.8%

Bank of New York Mellon Corp. (The)	51,289	$1,503,281
Charles Schwab Corp. (The)	38,270	671,256
Federated Investors, Inc., Class B	23,516	566,500
Goldman Sachs Group, Inc.	20,261	2,987,282
Invesco PLC ADR	47,866	852,972
Legg Mason, Inc.	10,446	254,673
Morgan Stanley	49,735	1,417,945
State Street Corp.	32,176	1,518,707

		$9,772,616

Chemicals — 1.4%

E.I. Du Pont de Nemours & Co.	73,387	$1,880,175
Eastman Chemical Co.	27,979	1,060,404
Monsanto Co.	25,107	1,866,454

		$4,807,033

Commercial Banks — 2.8%

First Horizon National Corp.(1)	46,339	$556,068
KeyCorp	25,580	134,039
M&T Bank Corp.	22,615	1,151,782
Marshall & Ilsley Corp.	39,440	189,312
PNC Financial Services Group, Inc.	38,904	1,509,864
Royal Bank of Canada	9,091	371,367
Toronto-Dominion Bank	5,493	284,043
Wells Fargo & Co.	220,045	5,338,292

		$9,534,767

Commercial Services & Supplies — 1.0%

Avery Dennison Corp.	30,924	$794,128
Pitney Bowes, Inc.	15,666	343,555
RR Donnelley & Sons Co.	21,525	250,121
Waste Management, Inc.	70,380	1,981,901

		$3,369,705

Communications Equipment — 3.2%

Ciena Corp.(1)	26,114	$270,280
Cisco Systems, Inc.(1)	259,288	4,833,128
Harris Corp.	27,011	766,032
Harris Stratex Networks, Inc., Class A(1)	6,710	43,481
JDS Uniphase Corp.(1)	50,275	287,573
QUALCOMM, Inc.	105,832	4,783,606

		$10,984,100

Computers & Peripherals — 5.3%

Apple, Inc.(1)	28,856	$4,109,960
Hewlett-Packard Co.	132,163	5,108,100
International Business Machines Corp.	68,838	7,188,064

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Computers & Peripherals (continued)

QLogic Corp.(1)	77,051	$977,007
Seagate Technology	69,594	727,953

		$18,111,084

Consumer Finance — 0.4%

Capital One Financial Corp.	28,625	$626,315
Discover Financial Services	74,824	768,442

		$1,394,757

Containers & Packaging — 0.3%

Bemis Co., Inc.	7,568	$190,714
Sealed Air Corp.	38,830	716,413

		$907,127

Distributors — 0.3%

Genuine Parts Co.	34,078	$1,143,658

		$1,143,658

Diversified Consumer Services — 0.4%

H&R Block, Inc.	85,901	$1,480,074

		$1,480,074

Diversified Financial Services — 4.1%

Bank of America Corp.	298,182	$3,936,002
CIT Group, Inc.	82,201	176,732
Citigroup, Inc.	407,074	1,209,010
CME Group, Inc.	4,697	1,461,284
JPMorgan Chase & Co.	180,352	6,151,807
Moody’s Corp.	29,272	771,317
NYSE Euronext	8,497	231,543

		$13,937,695

Diversified Telecommunication Services — 3.7%

AT&T, Inc.	283,546	$7,043,283
Frontier Communications Corp.	107,009	764,044
Qwest Communications International, Inc.	105,256	436,812
Verizon Communications, Inc.	150,819	4,634,668

		$12,878,807

Electric Utilities — 1.3%

Duke Energy Corp.	88,867	$1,296,570
Edison International	42,652	1,341,832
FirstEnergy Corp.	42,170	1,634,087
Pinnacle West Capital Corp.	7,168	216,115

		$4,488,604

Electrical Equipment — 0.7%

Emerson Electric Co.	71,644	$2,321,266
SunPower Corp., Class A(1)	7,422	197,722

		$2,518,988

Electronic Equipment, Instruments & Components — 0.1%

Jabil Circuit, Inc.	38,182	$283,310
Molex, Inc.	13,181	204,965

		$488,275

Energy Equipment & Services — 1.7%

Diamond Offshore Drilling, Inc.	17,050	$1,416,002
Halliburton Co.	66,398	1,374,439
Rowan Cos., Inc.	23,588	455,720
Schlumberger, Ltd.	49,616	2,684,722

		$5,930,883

Food & Staples Retailing — 2.8%

CVS Caremark Corp.	105,332	$3,356,931
Supervalu, Inc.	12,066	156,255
Wal-Mart Stores, Inc.	127,758	6,188,597

		$9,701,783

Food Products — 1.3%

ConAgra Foods, Inc.	36,224	$690,430
Hershey Co. (The)	4,707	169,452
Kellogg Co.	31,044	1,445,719
Kraft Foods, Inc., Class A	45,977	1,165,057
Tyson Foods, Inc., Class A	70,336	886,937

		$4,357,595

Gas Utilities — 0.1%

Nicor, Inc.	13,905	$481,391

		$481,391

Health Care Equipment & Supplies — 2.6%

Baxter International, Inc.	54,030	$2,861,429
Boston Scientific Corp.(1)	136,100	1,380,054

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Health Care Equipment & Supplies (continued)

Covidien, Ltd.	43,358	$1,623,323
Medtronic, Inc.	81,590	2,846,675
Zimmer Holdings, Inc.(1)	3,810	162,306

		$8,873,787

Health Care Providers & Services — 2.0%

Laboratory Corp. of America Holdings(1)	9,283	$629,295
McKesson Corp.	33,698	1,482,712
Medco Health Solutions, Inc.(1)	50,204	2,289,804
Quest Diagnostics, Inc.	7,850	442,976
UnitedHealth Group, Inc.	76,435	1,909,346

		$6,754,133

Hotels, Restaurants & Leisure — 1.7%

Marriott International, Inc., Class A	53,691	$1,184,969
McDonald’s Corp.	52,268	3,004,888
Starwood Hotels & Resorts Worldwide, Inc.	6,880	152,736
Wyndham Worldwide Corp.	18,350	222,402
Yum! Brands, Inc.	35,271	1,175,935

		$5,740,930

Household Durables — 0.9%

Black & Decker Corp.	6,526	$187,035
Centex Corp.	20,832	176,239
D.R. Horton, Inc.	22,646	211,967
KB Home	13,566	185,583
Leggett & Platt, Inc.	12,174	185,410
Lennar Corp., Class A	21,018	203,664
Newell Rubbermaid, Inc.	76,798	799,467
Snap-On, Inc.	6,380	183,361
Stanley Works (The)	5,820	196,949
Whirlpool Corp.	16,113	685,769

		$3,015,444

Household Products — 1.9%

Clorox Co. (The)	14,476	$808,195
Procter & Gamble Co.	113,659	5,807,975

		$6,616,170

Industrial Conglomerates — 1.6%

General Electric Co.	406,584	$4,765,165
Textron, Inc.	73,458	709,604

		$5,474,769

Insurance — 2.8%

ACE, Ltd.	3,764	$166,482
Aflac, Inc.	9,555	297,065
Allianz SE ADR	20,906	192,544
AON Corp.	26,692	1,010,826
Cincinnati Financial Corp.	34,819	778,205
First American Corp.	13,676	354,345
Marsh & McLennan Cos., Inc.	50,188	1,010,285
MetLife, Inc.	64,118	1,924,181
PartnerRe, Ltd.	5,273	342,481
Principal Financial Group, Inc.	45,241	852,340
Prudential Financial, Inc.	6,075	226,112
Travelers Companies, Inc. (The)	63,830	2,619,583

		$9,774,449

Internet & Catalog Retail — 0.1%

Amazon.com, Inc.(1)	3,454	$288,962

		$288,962

Internet Software & Services — 1.8%

Akamai Technologies, Inc.(1)	14,453	$277,208
Google, Inc., Class A(1)	11,962	5,043,060
VeriSign, Inc.(1)	43,013	794,880

		$6,115,148

IT Services — 0.2%

Fidelity National Information Services, Inc.	33,633	$671,315

		$671,315

Leisure Equipment & Products — 0.3%

Mattel, Inc.	54,845	$880,262

		$880,262

Life Sciences Tools & Services — 0.4%

Thermo Fisher Scientific, Inc.(1)	31,697	$1,292,287

		$1,292,287

Machinery — 1.1%

Caterpillar, Inc.	29,844	$986,046
Eaton Corp.	24,497	1,092,811
Ingersoll-Rand Co., Ltd., Class A	74,851	1,564,386

		$3,643,243

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Media — 2.2%

Comcast Corp., Class A	183,696	$2,661,755
Interpublic Group of Cos., Inc.(1)	54,079	273,099
McGraw-Hill Cos., Inc. (The)	28,238	850,246
Omnicom Group, Inc.	39,439	1,245,484
Time Warner, Inc.	4,989	125,673
Walt Disney Co. (The)	103,257	2,408,986

		$7,565,243

Metals & Mining — 0.9%

AK Steel Holding Corp.	25,694	$493,068
Allegheny Technologies, Inc.	16,248	567,542
Nucor Corp.	36,386	1,616,630
United States Steel Corp.	12,709	454,220

		$3,131,460

Multiline Retail — 0.8%

Big Lots, Inc.(1)	31,816	$669,091
Macy’s, Inc.	102,358	1,203,730
Nordstrom, Inc.	49,817	990,860

		$2,863,681

Multi-Utilities — 2.4%

Centerpoint Energy, Inc.	17,504	$193,944
CMS Energy Corp.	141,552	1,709,948
Dominion Resources, Inc.	31,981	1,068,805
DTE Energy Co.	10,342	330,944
Integrys Energy Group, Inc.	10,554	316,514
NiSource, Inc.	33,766	393,712
NorthWestern Corp.	25,000	569,000
Public Service Enterprise Group, Inc.	73,567	2,400,491
TECO Energy, Inc.	92,229	1,100,292
Xcel Energy, Inc.	12,009	221,086

		$8,304,736

Oil, Gas & Consumable Fuels — 11.5%

Chevron Corp.	110,020	$7,288,825
ConocoPhillips	76,887	3,233,867
El Paso Corp.	53,383	492,725
EOG Resources, Inc.	30,242	2,054,037
Exxon Mobil Corp.	233,952	16,355,584
Foundation Coal Holdings, Inc.	18,804	528,580
Occidental Petroleum Corp.	57,279	3,769,531
Peabody Energy Corp.	42,010	1,267,022
Petrohawk Energy Corp.(1)	16,345	364,493
Pioneer Natural Resources Co.	31,168	794,784
Range Resources Corp.	24,056	996,159
Tesoro Corp.	39,997	509,162
Williams Cos., Inc.	105,980	1,654,348

		$39,309,117

Paper & Forest Products — 0.1%

International Paper Co.	23,471	$355,116

		$355,116

Personal Products — 0.7%

Alberto-Culver Co.	32,950	$837,919
Estee Lauder Cos., Inc., Class A	45,196	1,476,553

		$2,314,472

Pharmaceuticals — 8.2%

Abbott Laboratories	95,292	$4,482,536
Bristol-Myers Squibb Co.	134,922	2,740,266
Johnson & Johnson	138,292	7,854,985
Merck & Co., Inc.	103,885	2,904,625
Pfizer, Inc.	369,780	5,546,700
Schering-Plough Corp.	65,508	1,645,561
Wyeth	65,170	2,958,066

		$28,132,739

Professional Services — 0.3%

Monster Worldwide, Inc.(1)	19,900	$235,019
Robert Half International, Inc.	28,288	668,163

		$903,182

Real Estate Investment Trusts (REITs) — 0.5%

Apartment Investment & Management Co., Class A	27,907	$246,977
Kimco Realty Corp.	78,276	786,674
Plum Creek Timber Co., Inc.	12,612	375,585
ProLogis	35,540	286,453

		$1,695,689

Real Estate Management & Development — 0.1%

CB Richard Ellis Group, Inc., Class A(1)	55,825	$522,522

		$522,522

Road & Rail — 0.6%

CSX Corp.	22,133	$766,466
JB Hunt Transport Services, Inc.	9,165	279,807
Norfolk Southern Corp.	31,164	1,173,948

		$2,220,221

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 2.6%

Analog Devices, Inc.	12,606	$312,377
Applied Materials, Inc.	180,620	1,981,401
Intel Corp.	246,609	4,081,379
MEMC Electronic Materials, Inc.(1)	58,096	1,034,690
Microchip Technology, Inc.	40,793	919,882
NVIDIA Corp.(1)	46,376	523,585
Teradyne, Inc.(1)	34,622	237,507

		$9,090,821

Software — 4.8%

Adobe Systems, Inc.(1)	32,525	$920,457
Citrix Systems, Inc.(1)	7,719	246,159
Microsoft Corp.	411,443	9,780,000
Novell, Inc.(1)	45,275	205,096
Oracle Corp.	197,923	4,239,511
Quest Software, Inc.(1)	17,700	246,738
Symantec Corp.(1)	60,209	936,852

		$16,574,813

Specialty Retail — 1.9%

Abercrombie & Fitch Co., Class A	12,165	$308,869
AutoNation, Inc.(1)	24,047	417,215
GameStop Corp., Class A(1)	20,912	460,273
Home Depot, Inc.	78,578	1,856,798
Limited Brands, Inc.	19,874	237,892
RadioShack Corp.	19,049	265,924
Sherwin-Williams Co. (The)	13,337	716,864
Staples, Inc.	88,922	1,793,557
Tiffany & Co.	23,218	588,809

		$6,646,201

Textiles, Apparel & Luxury Goods — 0.8%

Jones Apparel Group, Inc.	47,524	$509,933
Nike, Inc., Class B	40,707	2,107,808

		$2,617,741

Tobacco — 1.9%

Altria Group, Inc.	76,383	$1,251,917
Philip Morris International, Inc.	116,258	5,071,174
Reynolds American, Inc.	6,000	231,720

		$6,554,811

Trading Companies & Distributors — 0.1%

Fastenal Co.	6,000	$199,020

		$199,020

Wireless Telecommunication Services — 0.1%

Vodafone Group PLC ADR	17,696	$344,895

		$344,895

Total Common Stocks
(identified cost $340,626,405)		$345,769,950

Short-Term Investments — 0.3%

	Principal
	Amount
Description	(000’s Omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 7/1/09	$873	$873,358

Total Short-Term Investments
(identified cost $873,358)		$873,358

Total Investments — 101.1%
(identified cost $341,499,763)		$346,643,308

Covered Call Options Written — (1.1)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	1,025	$930	7/18/09	$(1,249,475)
S&P 500 Index	813	935	7/18/09	(821,130)
S&P 500 Index	1,889	940	7/18/09	(1,586,760)

Total Covered Call Options Written
(premiums received $6,431,494)				$(3,657,365)

Other Assets, Less Liabilities — 0.0%				$47,254

Net Assets — 100.0%				$343,033,197

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depository Receipt

(1)	Non-income producing security.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Investments, at value (identified cost, $341,499,763)	$346,643,308
Dividends receivable	458,610
Tax reclaims receivable	1,936

Total assets	$347,103,854

Liabilities

Written options outstanding, at value (premiums received, $6,431,494)	$3,657,365
Payable to affiliates:
Investment adviser fee	278,485
Trustees’ fees	3,850
Accrued expenses	130,957

Total liabilities	$4,070,657

Net Assets	$343,033,197

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 24,581,806 shares issued and outstanding	$245,818
Additional paid-in capital	369,109,342
Accumulated net realized loss	(15,101,043)
Accumulated distributions in excess of net investment income	(19,138,594)
Net unrealized appreciation	7,917,674

Net Assets	$343,033,197

Net Asset Value

($343,033,197 ÷ 24,581,806 common shares issued and outstanding)	$13.95

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Dividends (net of foreign taxes, $2,742)	$4,830,230
Interest	67

Total investment income	$4,830,297

Expenses

Investment adviser fee	$1,579,783
Trustees’ fees and expenses	8,418
Custodian fee	90,882
Transfer and dividend disbursing agent fees	11,189
Legal and accounting services	25,283
Printing and postage	113,013
Miscellaneous	18,008

Total expenses	$1,846,576

Net investment income	$2,983,721

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(33,705,306)
Written options	26,831,397
Foreign currency transactions	482

Net realized loss	$(6,873,427)

Change in unrealized appreciation (depreciation) —
Investments	$38,888,769
Written options	(5,453,447)

Net change in unrealized appreciation (depreciation)	$33,435,322

Net realized and unrealized gain	$26,561,895

Net increase in net assets from operations	$29,545,616

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment income	$2,983,721	$6,915,955
Net realized gain (loss) from investment transactions, written options and foreign currency transactions	(6,873,427)	4,756,917
Net change in unrealized appreciation (depreciation) from investments and written options	33,435,322	(117,447,419)

Net increase (decrease) in net assets from operations	$29,545,616	$(105,774,547)

Distributions —
From net investment income	$(22,123,625)*	$(6,882,707)
From net realized gain	—	(11,543,975)
Tax return of capital	—	(25,820,569)

Total distributions	$(22,123,625)	$(44,247,251)

Net increase (decrease) in net assets	$7,421,991	$(150,021,798)

Net Assets

At beginning of period	$335,611,206	$485,633,004

At end of period	$343,033,197	$335,611,206

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of period	$(19,138,594)	$1,310

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Six Months Ended		Year Ended December 31,
	June 30, 2009						Period Ended
	(Unaudited)		2008		2007	2006	December 31, 2005(1)

Net asset value — Beginning of period	$13.650		$19.760		$20.320	$19.400	$19.100	(2)

Income (Loss) From Operations

Net investment income(3)	$0.121		$0.281		$0.230	$0.226	$0.140
Net realized and unrealized gain (loss)	1.079		(4.591)		1.010	2.496	1.088

Total income (loss) from operations	$1.200		$(4.310)		$1.240	$2.722	$1.228

Less Distributions

From net investment income	$(0.900	)*	$(0.280)		$(0.228)	$(0.226)	$(0.138)
From net realized gain	—		(0.470)		(0.693)	(0.078)	(0.138)
Tax return of capital	—		(1.050)		(0.879)	(1.496)	(0.624)

Total distributions	$(0.900)		$(1.800)		$(1.800)	$(1.800)	$(0.900)

Offering costs charged to paid-in capital(3)	$—		$—		$—	$(0.002)	$(0.028)

Net asset value — End of period	$13.950		$13.650		$19.760	$20.320	$19.400

Market value — End of period	$14.040		$12.530		$17.430	$21.100	$18.160

Total Investment Return on Net Asset Value(4)	9.73	%(9)	(22.44	)%(5)	6.62%	14.88%	6.35	%(6)(9)

Total Investment Return on Market Value(4)	20.32	%(9)	(19.29	)%(5)	(9.43)%	27.44%	(0.45	)%(6)(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$343,033		$335,611		$485,633	$498,755	$475,816
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(7)	1.17	%(8)	1.11%		1.11%	1.10%	1.11	%(8)
Net investment income	1.89	%(8)	1.68%		1.15%	1.15%	1.06	%(8)
Portfolio Turnover	23	%(9)	49%		35%	20%	10	%(9)

(1)	For the period from the start of business, April 29, 2005, to December 31, 2005.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)	During the year ended December 31, 2008, the sub-adviser reimbursed the Fund for a realized loss on the disposal of an investment security which did not meet investment guidelines. The loss was less than $0.01 per share and had no effect on total return.

(6)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	Not annualized.

*A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Tax-Managed Buy-Write Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a diversified portfolio of common stocks. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing S&P 500 Index call options with respect to a substantial portion of its common stock portfolio.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options are valued based on broker quotations, when available and deemed reliable. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of June 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. For the six months ended June 30, 2009, the amount of distributions estimated to be a tax return of capital was approximately $18,550,000. The final

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the six months ended June 30, 2009, the investment adviser fee amounted to $1,579,783. Pursuant to sub-advisory agreements, EVM has delegated a portion of the investment management to Parametric Portfolio Associates, LLC (Parametric), an affiliate of EVM, and delegated the investment management of the Fund’s options strategy to Rampart Investment Management Company, Inc. (Rampart). EVM pays Parametric and Rampart a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $76,152,805 and $75,674,307, respectively, for the six months ended June 30, 2009.

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the six months ended June 30, 2009 and the year ended December 31, 2008.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at June 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$341,498,493

Gross unrealized appreciation	$33,768,260
Gross unrealized depreciation	(28,623,445)

Net unrealized appreciation	$5,144,815

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at June 30, 2009 is included in the Portfolio of Investments.

Written call options activity for the six months ended June 30, 2009 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of period	3,688	$14,192,036
Options written	22,626	56,290,131
Options terminated in closing purchase transactions	(22,587)	(64,050,673)

Outstanding, end of period	3,727	$6,431,494

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At June 30, 2009, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, effective January 1, 2009. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund generally intends to write index call options above the current value of an index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline.

The fair value of derivative instruments (not accounted for as hedging instruments under FASB Statement of Financial Accounting Standards No. 133 (FAS 133)) and whose primary underlying risk exposure is equity price risk at June 30, 2009 was as follows:

	Fair Value
Derivative	Asset Derivatives	Liability Derivatives(1)

Written options	$—	$(3,657,365)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not accounted for as hedging instruments under FAS 133) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended June 30, 2009 was as follows:

Change in
Unrealized
	Realized	Appreciation
	Gain (Loss)	(Depreciation)
	on Derivatives	on Derivatives
	Recognized in	Recognized
Derivative	Income(1)	in Income(2)

Written options	$26,831,397	$(5,453,447)

(1)	Statement of Operations location: Net realized gain (loss) – written options.

(2)	Statement of Operations location: Change unrealized appreciation (depreciation) – written options.

8   Fair Value Measurements

FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description
	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$345,769,950	$—	$—	$345,769,950
Short-Term Investments	—	873,358	—	873,358

Total Investments	$345,769,950	$873,358	$—	$346,643,308

Liability Description

Covered Call Options Written	$(3,657,365)	$—	$—	$(3,657,365)

Total	$(3,657,365)	$—	$—	$(3,657,365)

The level of classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 14, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Tax-Managed Buy-Write Income Fund

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on April 24, 2009. The following action was taken by the shareholders:

Item 1: The election of Benjamin C. Esty, Thomas E. Faust Jr. and Allen R. Freedman as Class I Trustees of the Fund for a three-year term expiring in 2012; the election of Helen Frame Peters as Class III Trustee of the Fund for a two-year term expiring in 2011.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Benjamin C. Esty	21,411,935	898,467
Thomas E. Faust Jr.	21,393,406	916,996
Allen R. Freedman	21,399,743	910,659
Helen Frame Peters	21,394,711	915,691

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Tax-Managed Buy-Write Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), and the sub-advisory agreements with Parametric Portfolio Associates, LLC (“PPA”) and Rampart Investment Management Company, Inc. (“Rampart,” and with PPA, the “Sub-advisers”) including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-advisers.

The Board considered the Adviser’s and the Sub-advisers’ management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and whose responsibilities include supervising each Sub-adviser and coordinating their activities in implementing the Fund’s investment strategy. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on the S & P 500 Index. With respect to PPA, the Board noted PPA’s experience in deploying quantitative-based investment strategies. With respect to Rampart, the Board considered Rampart’s business reputation and its options strategy and its past experience in implementing this strategy. The Board also took into consideration the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and Sub-advisers and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-advisers, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including PPA, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including PPA, in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser and its affiliates as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its roles as a sub-adviser not affiliated with the Adviser, Rampart’s profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including PPA, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Tax-Managed Buy-Write Income Fund

OFFICERS AND TRUSTEES

Officers Duncan W. Richardson President Thomas E. Faust Jr. Vice President and Trustee Barbara E. Campbell Treasurer Maureen A. Gemma Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

IMPORTANT NOTICE ABOUT PRIVACY

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Investment Adviser and Administrator of
Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Advisers of Eaton Vance Tax-Managed Buy-Write Income Fund
Parametric Portfolio Associates, LLC
1151 Fairview Avenue N.
Seattle, WA 98109

Rampart Investment Management Company, Inc.
One International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Tax-Managed Buy-Write Income Fund
Two International Place
Boston, MA 02110

2427-8/09	CE-TMBWISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
Not required in this filing
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)
Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Tax-Managed Buy-Write Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date: August 10, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: August 10, 2009

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date: August 10, 2009